BCM Decathlon Moderate Fund

Class A Shares (DECMX)

Institutional Class Shares (DECIX)

SUMMARY PROSPECTUS

May 1, 2022

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at https://investbcm.com/fund-documents. You can also get this information at no cost by calling 1 833 786-1121, emailing orderBCMfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information dated May 1, 2022, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Beaumont Capital Management, LLC 125 Newbury St., 4th floor Boston, MA 02116

Investment Objective: The Fund seeks income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 14 in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class
Management Fees	1.24%	1.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.15%	0.00%
Acquired Fund Fees and Expenses(2)	0.23%	0.23%
Total Annual Fund Operating Expenses	1.87%	1.47%
(1)	Class A shares other expenses may include shareholder service expenses that may include sub-transfer agent and sub-custodian fees. Other expenses are estimated for the current fiscal period.
(2)	Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies. These are estimated for the first fiscal period.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$656	$1,035	$1,438	$2,561
Institutional	$150	$465	$803	$1,757

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period from April 19.2021 (commencement of operations) through December 31, 2021, the Fund’s portfolio turnover rate was 293% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser Advisors Preferred, LLC (the “Adviser”), delegates execution of the Fund’s investment strategy to Beaumont Capital Management, LLC (the “Sub-Adviser”). The Sub-Adviser seeks to achieve the Fund’s investment objective by using a tactical go-anywhere approach to invest in a wide variety of asset classes. The Fund primarily invests in exchange-traded funds (“ETFs”) that invest in an asset class. Additionally, the Fund may invest directly in equities, fixed income securities, foreign currencies, ETF-linked total return swaps, or index-linked total return swaps to achieve the portfolio’s desired exposure. The Sub-Adviser primarily selects securities representing the following asset classes:

•	U.S. and Foreign Common Stocks
•	U.S. and Foreign Government Fixed Income Securities
•	U.S. and Foreign Corporate Fixed Income Securities
•	U.S. Real Estate-Related Securities (“REITs”)
•	U.S. and Foreign Currencies
•	Commodities (through commodity-linked securities)

The Fund’s portfolio may hold securities from issuers of any market capitalization, credit quality, maturity, country, or trading currency. Fixed income securities may include securities with credit quality below investment grade (commonly referred to as “junk bond” credit quality). The Fund defines junk bonds as those rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s” or below BBB- by Standard and Poor’s Rating Group (“S&P”) or, if unrated, determined by the Sub-Adviser to be of similar credit quality. Foreign securities include issuers from emerging market countries.

The Sub-Adviser uses a proprietary predictive, quantitative, rules-based approach to assess risk (volatility) and reward for each asset class. This approach includes pattern recognition technology (PRT) to analyze the historical return and volatility data of each asset class and representative ETF. PRT seeks to identify repeating patterns within the return and volatility data that suggest a desirable distribution of potential returns over the next 25 trading days. The quantitative system algorithm ranks each ETF in its investment universe daily, based on the desirability of the patterns identified. Higher expected return and lower expected volatility are each considered more desirable. The Sub-Adviser uses these rankings seeking to create a portfolio, generally composed of at least ten ETFs, consisting primarily of ETFs that are highly ranked by the Sub-Adviser’s analysis. Between asset class representative ETFs with similar ranks, those with lower expenses and higher liquidity are preferred by the Sub-Adviser. The Sub-Adviser uses swaps as substitutes for underlying securities when it believes they are more cost effective. Similarly, the Sub-Adviser invests directly in equities, fixed income securities, and foreign currencies rather than ETFs when it believes they are more cost effective. The Sub-Adviser trades dynamically as market environments and opportunities change to create a portfolio that has overall loss risk and volatility within the Sub-Adviser’s assigned risk targets. This will lead to high portfolio turnover.

Moderate in the Fund’s name refers to the Sub-Adviser’s goal of designing a portfolio expected to produce returns within a pre-defined risk tolerance represented by a standard deviation of returns. The Sub-Adviser designates a moderate risk tolerance as a standard deviation of returns of approximately 7% - 12% annualized. The Sub-Adviser expects that the Fund’s standard deviation of returns will be similar over time to a blend of 50% global equities and 50% bonds.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in ETFs.

•	Management Risk: The Sub-Adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•	Quantitative Investing Risk: The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
•	Commodity Risk: The investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.
•	Credit Risk: The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk.
•	Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
•	ETF Risk: Investments in ETFs, may involve duplication of advisory fees and certain other expenses. By investing in an ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the ETFs, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. If the ETFs fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Sub-Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.
•	Fixed Income/Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates, and issuers may default on their interest and or principal payments. Bonds may become illiquid.
•	Foreign Currency Risk: Foreign currency contracts and securities denominated in non-US dollar currencies will subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.
•	Junk Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.
•	Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate.
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•	Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional, or global events, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.
•	Real Estate Risk: A underlying real estate fund or REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional, and national economic conditions, interest rates and tax considerations.
•	Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.
•	Swaps Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to replace. Over the counter swaps are subject to counterparty default. Leverage inherent in swaps will tend to magnify the Fund’s losses.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information and daily NAV per share will be available at no cost by calling toll-free 1-833-786-1121.

Investment Adviser: Advisors Preferred, LLC

Investment Sub-Adviser: Beaumont Capital Management, LLC.

Portfolio Managers: Denis Rezendes, CFA, Partner of the Sub-Adviser; and Brendan Ryan, CFA, Partner of the Sub-Adviser have each served the Fund as a portfolio manager since it commenced operations in April 2021.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100

The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemptions requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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